SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2005

                       Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                    333-113543                  13-3939229
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                       Identification No.)

                  1585 Broadway
                New York, New York                               10036
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     (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (212) 761-4000
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                                    No Change
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          (Former name or former address, if changed since last report)

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

      Item  8.01. Other Events

      In connection with the offering of IXIS Real Estate Capital Trust 2005-HE3, Mortgage Pass-through certificates, Series 2005-HE3, certain "Computational Materials", dated July 28, 2005, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item  9.01. Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit 99.1.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (d)   Exhibit 99.2.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (e)   Exhibit 99.3.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (f)   Exhibit 99.4.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (g)   Exhibit 99.5.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (h)   Exhibit 99.6.  Related  Computational  Materials (as defined in Item
            8.01 above)

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY ABS CAPITAL I INC.
                                       -----------------------------------------
                                             as Depositor and on behalf of IXIS
                                             Real Estate Capital Trust 2005-HE3
                                             Registrant

                                                   By: /s/ Gail McDonnell
                                                       -------------------------
                                                       Name:     Gail McDonnell
                                                       Title:    Vice President

Dated:  July 29, 2005

           EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Related Computational Materials (as defined in Item 8.01 above).
99.2            Related Computational Materials (as defined in Item 8.01 above).
99.3            Related Computational Materials (as defined in Item 8.01 above).
99.4            Related Computational Materials (as defined in Item 8.01 above).
99.5            Related Computational Materials (as defined in Item 8.01 above).
99.6            Related Computational Materials (as defined in Item 8.01 above).